Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-122917) on Form N-1A of Toews Agility Shares Dynamic Tactical Income ETF, a series of Northern Lights Fund Trust, of our report dated June 29, 2021, relating to our audit of the financial statements and financial highlights, which appear in the April 30, 2021 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Fund Service Providers,” “Financial Highlights,” "Independent Registered Public Accounting Firm," and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

August 27, 2021

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-122917) on Form N-1A of Toews Agility Shares Managed Risk ETF, a series of Northern Lights Fund Trust, of our report dated June 29, 2021, relating to our audit of the financial statements and financial highlights, which appear in the April 30, 2021 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Fund Service Providers,” “Financial Highlights,” "Independent Registered Public Accounting Firm," and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

August 27, 2021

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-122917) on Form N-1A of Toews Hedged Oceana Fund, Toews Tactical income Fund, Toews Hedged U.S. Fund, Toews Hedged U.S. Opportunity Fund, Toews Unconstrained Income Fund and Toews Tactical Defensive Alpha Fund, each a series of Northern Lights Fund Trust, of our report dated June 29, 2021, relating to our audit of the financial statements and financial highlights, which appear in the April 30, 2021 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Financial Highlights,” "Independent Registered Public Accounting Firm", and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

August 27, 2021